UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2004 (October 28, 2004)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-41863	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01. Other Events

On October 28, 2004, National Health Investors, Inc. announced its third quarter earnings. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By:/s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: November 2, 2004

Exhibit Index

Number	Exhibit
99	Press release, dated October 28, 2004

EXHIBIT 99

For Release: October 28, 2004

Contact: Gerald Coggin, VP of Investor Relations

Phone: (615) 890-9100

NHI reports third quarter income

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI) announced income from continuing operations for the third quarter ended Sept. 30 of $12,049,000 or 44 cents per basic and 43 cents per diluted share of common stock compared to $11,872,000, or 43 cents per basic and diluted share of common stock for the same period in 2003.

Funds from operations ("FFO") for the third quarter ended Sept. 30 was $15,013,000, or 55 cents per basic and $15,042,000, or 54 cents per diluted share of common stock compared to $14,134,000, or 53 cents per basic and $14,171,000, or 52 cents per diluted share in 2003.

Income from continuing operations for the nine months ended Sept. 30 was $36,640,000 or $1.33 per basic and $1.32 per diluted share of common stock compared to $33,600,000 or $1.22 per basic and $1.21 per diluted share of common stock for the same period in 2003.

For the nine months ended Sept. 30, FFO was $44,596,000 or $1.64 per basic and $44,687,000 or $1.63 per diluted share of common stock compared to $40,615,000 or $1.52 per basic and $40,730,000 or $1.51 per diluted share in 2003.

Net income for the three months and nine months ended Sept. 30, was $12,032,000 and $37,428,000, respectively, versus $11,055,000 and $33,991,000, respectively, for 2003.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI 3rd quarter results

(in thousands, except share and per	Three Months Ended	Nine Months Ended
	2004	2003	2004	2003
Revenues:
Mortgage interest income	$4,281	$4,647	$13,950	$14,895
Rental income	12,186	17,837	36,665	44,202
Facility operating revenues	21,841	19,982	63,010	58,937
	38,308	42,466	113,625	118,034
Expenses:
Interest	3,105	3,437	9,308	10,601
Depreciation	3,483	3,741	10,499	11,254
Amortization of loan cost	37	37	111	260
Legal expense	197	258	1,115	443
Franchise and excise tax	79	65	215	528
General and administrative	952	680	2,872	2,113
Loan, realty, REMIC, and
losses, (recoveries), net	---	5,400	(896)	6,900
Facility operating expenses	20,000	18,762	60,282	56,922
	27,853	32,380	83,506	89,021
Income before non-operating	10,455	10,086	30,119	29,013
Non-operating income (investment
interest and other)	1,594	1,786	6,521	4,587
Income from continuing operations	12,049	11,872	36,640	33,600
Discontinued operations
Operating loss-	(17)	(420)	(464)	(1,144)
Gain (loss) on sale of real	---	(397)	1,252	1,535
	(17)	(817)	788	391
Net Income	12,032	11,055	37,428	33,991
Dividends to preferred	---	397	514	1,192
Net income applicable to common	$12,032	$10,658	$36,914	$32,799

Income from continuing operations per common share:
Basic		$.44	$.43	$1.33	$1.22
Diluted		$.43	$.43	$1.32	$1.21

Discontinued operations per
Basic	$	---	$(.03)	$.03	$.01
Diluted	$	---	$(.03)	$.03	$.01

Net income per common share:
Basic		$.44	$.40	$1.36	$1.23
Diluted		$.43	$.40	$1.35	$1.22

Funds from operations:
Basic		$15,013	$14,134	$44,596	$40,615
Diluted		$15,042	$14,171	$44,687	$40,730

Funds from operations per
Basic		$.55	$.53	$1.64	$1.52
Diluted		$.54	$.52	$1.63	$1.51
Weighted average common shares
Basic	27,488,855	26,739,985	27,178,491	26,716,411
Diluted	27,769,366	26,999,079	27,457,222	26,973,343

Dividends per common share	$.425	$.400	$1.275	1.200

Balance Sheet Data
(in thousands)	Sept. 30	December
	2004	2003
Real estate properties, net	$278,49	$289,46
Mortgages receivable, net	139,31	149,89
Preferred stock investments	38,132	38,132
REMIC investments	---	16,043
Cash and marketable securities	150,56	120,52
Debt	155,68	162,10
Convertible debt	1,162	1,351
Stockholders' equity	416,14	409,64

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Page 3 NHI's third quarter results

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations applicable to common stockholders:

(in thousands, except share and per share amounts)

Three Months Ended	Nine Months Ended Sept.
	2004	2003	2004	2003

Net income	$12,032	$11,055	$37,428	$33,991
Dividends to preferred stockholders	---	(397)	(514)	(1,192)
Net income applicable to common	12,032	10,658	36,914	32,799
Elimination of non-cash items in net
Real estate	2,981	3,060	8,922	9,213
Real estate
operations	---	19	12	138
(Gain) loss on sale of real	---	397	(1,252)	(1,535)
Basic funds from operations
common stockholders	15,013	14,134	44,596	40,615

Interest on convertible subordinated	29	37	91	115

Diluted funds from operations
common stockholders	$15,042	$14,171	$44,687	$40,730

Basic funds from operations per	$.55	$.53	$1.64	$1.52
Diluted funds from operations per	$.54	$.52	$1.63	$1.51

Shares for basic funds from	27,488,8	26,739,9	27,178,4	26,716,4
Shares for diluted funds from operations	27,769,3	26,999,0	27,457,2	26,973,3

(1) Management believes that funds from operations is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that used historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the real estate investment trust industry to address this issue. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) We have complied with the SEC's interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO. The SEC's position is that recurring impairments on real property are not an appropriate adjustment.

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Page 4 NHI's third quarter results

National Health Investors, Inc. Portfolio Summary September 30, 2004
Portfolio Statistics	Investment Percentage
	Properties	Investment
Equity Ownership	92	278,498,000	33%
Mortgage Loan Receivables	69	139,317,000	67%
Total Real Estate Portfolio	161	417,815,000	100%

Equity Ownership	Properties	Beds	Investments
Nursing Homes	66	8,933	$177,848,000
Assisted Living	16	1,458	71,052,000
Medical Office Buildings	4	124,427 sq.ft.	10,979,000
Retirement Homes	5	426	10,911,000
Hospitals	1	55	7,708,000
	92		$278,498,000

Mortgage Loan Receivables	Properties	Beds	Investments
Nursing Homes	50	5,433	$127,333,000
Assisted Living	1	90	5,592,000
Retirement Homes	1	60	1,915,000
Developmentally Disabled	17	108	4,477,000
	69		$139,317,000
Remic II Investment		1,204
Total Mortgage Portfolio	69		$139,317,000

Summary of Facilities by Type:		Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	116	73.04%	$305,181,000
Assisted Living	17	18.34%	76,644,000
Medical Office Buildings	4	2.63%	10,979,000
Retirement Homes	6	3.07%	12,826,000
Hospitals	1	1.84%	7,708,000
Developmentally Disabled	17	1.07%	4,477,000
	161	100.00%	$417,815,000
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Page 5 NHI 3rd quarter results
Portfolio by Operator Type	# of Properties	Percentage of	Total Dollars

Public	72	29.30%	$122,407,000
Regional	83	67.71%	282,919,000
Small Operator	6	2.99%	12,489,000
	161	100.00%	$417,815,000

Public Operators:	Percentage Of Total Portfolio	Dollar Amount

National HealthCare Corp.	13.42%	$56,067,000
National Health Investors, Inc.	4.82%	20,133,000
Community Health Systems, Inc.	3.40%	14,215,000
Sunrise Senior Living Services, Inc.	3.31%	13,816,000
Sun Healthcare	2.21%	9,226,000
HCA-The Healthcare Company	1.07%	4,473,000
Res-Care, Inc.	1.07%	4,477,000
	29.30%	$122,407,000

Summary of Facilities by State September 30, 2004
										Percent of
			Acute		Dev.	Asst.	Retire-		Current	Total
		LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
1	Florida	19		1	14	6		40	111,928,000	26.79%
2	Texas	26		2		1	1	30	90,161,000	21.58%
3	Tennessee	21			3	3	2	29	37,817,000	9.05%
4	Missouri	9					1	10	26,793,000	6.41%
5	New Jersey	2				1		3	26,260,000	6.29%
6	Arizona	1				4		5	19,156,000	4.58%
7	Virginia	7						7	18,656,000	4.47%
8	Georgia	7						7	17,018,000	4.07%
9	New Hampshire	3					1	4	15,981,000	3.82%
10	Massachusetts	4						4	11,756,000	2.81%
11	Kansas	7						7	11,608,000	2.78%
12	Kentucky	3	1					4	9,426,000	2.26%
13	South Carolina	3				1		4	8,306,000	1.99%
14	Idaho	1					1	2	5,581,000	1.34%
15	Alabama	2						2	2,369,000	0.57%
16	North Carolina	0				1		1	1,963,000	0.47%
17	Illinois	0		1				1	1,595,000	0.38%
18	Wisconsin	1						1	1,441,000	0.34%
		116	1	4	17	17	6	161	417,815,000	100.00%